ASSET-BACKED FINANCING FACILITY

ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:            March 1, 2000 - March 31, 2000


SETTLEMENT DATE:              17-Apr-00

A.       SERIES INFORMATION

         Advanta Leasing Receivables Corp. VIII and
         ADVANTA LEASING RECEIVABLES CORP. IX
         EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
         SERIES 1999-1

I.       SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

         (a.)   Beginning Aggregate Contract Principal Balance                                                       $ 72,134,478.42
                                                                                                                     ---------------
         (b.)   Contract Principal Balance of all Collections allocable
                to Contracts                                                                                         $  4,621,118.67
                                                                                                                     ---------------
         (c.)   Contract Principal Balance of Charged-Off Contracts                                                  $    372,894.54
                                                                                                                     ---------------
         (e.)   Ending Aggregate Contract Principal Balance of all Contracts as
                of this Settlement Date                                                                              $ 67,140,465.21
                                                                                                                     --------------

                BALANCES ON THIS SETTLEMENT DATE
         (d.)   Class A Principal Balance as of this
                Settlement Date (Class A Note Factor)            0.5613672                                           $ 55,505,817.39
                                                                 ---------                                           ---------------
         (e1.)  Ending Class A-1 Principal Balance               0.1484245              $  7,559,182.39
                                                                 ---------              ---------------

         (e2.)  Ending Class A-2 Principal Balance               1.0000000              $ 38,500,927.00
                                                                 ---------              ---------------
         (e3.)  Ending Class A-3 Principal Balance               1.0000000              $ 9,445,708.00
                                                                 ---------              ---------------
         (f.)   Ending Class B Principal Balance as of this
                Settlement Date (Class B Note Factor)            1.0000000                                           $ 11,599,991.00
                                                                 ---------                                           ---------------


II.      COMPLIANCE RATIOS

         (a.)  Aggregate Contract Balance Remaining ("CBR") of all Contracts                                        $ 73,362,320.19
                                                                                                                    ---------------

         (b.)  CBR of Contracts 1 - 30 days delinquent                                                              $ 6,516,312.89
                                                                                                                    ---------------
         (c.)   % of Delinquent Contracts 1- 30 days as of the related
                Calculation Date                                                                                               8.88%
                                                                                                                    ---------------

         (d.)  CBR of Contracts 31 - 60 days delinquent                                                               $ 3,440,677.90
                                                                                                                    ----------------
         (e.)   % of Delinquent Contracts 31- 60 days as of the related
                Calculation Date                                                                                               4.69%
                                                                                                                   -----------------

         (f.)  CBR of Contracts 61 - 90 days delinquent                                                               $ 1,750,302.64
                                                                                                                   -----------------
         (g.)   % of Delinquent Contracts 61- 90 days as of the related
                Calculation Date                                                                                               2.39%
                                                                                                                  ------------------

         (h.)  CBR of Contracts 91 - 120 days delinquent                                                          $     1,575,949.01
                                                                                                                  ------------------
         (i.)   % of Delinquent Contracts 91- 120 days as of the related
                Calculation Date                                                                                               2.15%
                                                                                                                  ------------------

         (j1.) % of Delinquent Contracts 31 days or more as of the related
               Calculation Date                                                                                                9.22%
                                                                                                                  ------------------
         (j2.) Month 2:                  Feb-00                                                                               10.68%
                                 --------------                                                                   ------------------
         (j3.) Month 3:                  Jan-00                                                                               10.69%
                                 --------------                                                                   ------------------
         (j4.) Three month rolling average % of Delinquent Contracts 31 days or
               more                                                                                                           10.20%
                                                                                                                  ------------------

         (k1.) Net Charge-Off % for the related Collection Period
               (annualized 30/360)                                                                                             4.49%
                                                                                                                  ------------------
         (k2.) Month 2:                  Feb-00                                                                                2.07%
                                 --------------                                                                   ------------------
         (k3.) Month 3:                  Jan-00                                                                                1.81%
                                 --------------                                                                   ------------------
         (k4.) Three month rolling average % for Defaulted Contracts                                                           2.79%
                                                                                                                  ------------------

               Does the Cumulative Loss % exceed

         (l1.) The Loss Trigger Level % from Beginning Period to and including
               12th Collection Period ? . Y or N                                                                                  NO
                                                                                                                  ------------------
         (l2.) The Loss Trigger Level % from 13th Collection Period to and
               including 24th Collection Period ? .Y or N.                                                                       n/a
                                                                                                                  ------------------
         (l3.) The Loss Trigger Level % from 25th Collection Period and
               thereafter ? . . Y or N                                                                                           n/a
                                                                                                                  ------------------


         (m1.) Residual Realization for the related Collection Period                                                        115.87%
                                                                                                                  ------------------
         (m2.) Month 2:                  Feb-00                                                                              123.97%
                                 ---------------                                                                  ------------------
         (m3.) Month 3:                  Jan-00                                                                              124.77%
                                 ---------------                                                                  ------------------
         (m4.) Three month rolling average Residual Realization Ratio                                                        121.54%
                                                                                                                  ------------------
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
         (n.)  Does the three month rolling Residual Realization ratio
               exceed 100% . . .Y or N                                                                                           YES
                                                                                                                 -------------------


III.     FLOW OF FUNDS
         (1.)  The amount on deposit in Available Funds                                                               $ 5,860,020.38
                                                                                                                 -------------------
         (2.)  The prepayment amounts deposited, if any, by the Issuers'
               to the Collection Account for removal of
               defaulted contracts                                                                               $                 -
                                                                                                                 -------------------

         (3.)  Total deposits in the Collection Account to be used as available
               funds on this Payment Date                                                                        $      5,860,020.38
                                                                                                                 -------------------

         (a.)  To the Servicer, Unrecoverable Servicer Advances / Initial
               Unpaid Balance                                                                                    $        283,132.25
                                                                                                                 -------------------
         (b.)  To the Servicer, the Servicing Fee and miscellaneous amounts,
               if any                                                                                            $         60,112.07
                                                                                                                 -------------------

               To Series 1999-1 Noteholders:
         (c.)  To Class A, the total Class A Note Interest and Class A Overdue
               Interest for the related period                                                                   $        333,708.56
                                                                                                                 -------------------
                                 Interest on Class A-1 Notes                               $         66,357.28
                                                                                           -------------------
                                 Interest on Class A-2 Notes                               $        213,038.46
                                                                                           -------------------
                                 Interest on Class A-3 Notes                               $         54,312.82
                                                                                           -------------------
         (d.)  Interest on Class B Notes for the related period                                                  $         70,276.61
                                                                                                                 -------------------

         (e.)  To Series 1999-1 Noteholders:
               To Class A, the total applicable Principal Payment                                                $      4,994,013.21
                                                                                                                 -------------------
                                 Principal Payment to Class A-1 Noteholders                 $      4,994,013.21
                                                                                            -------------------
                                 Principal Payment to Class A-2 Noteholders                 $               --
                                                                                            -------------------
                                 Principal Payment to Class A-3 Noteholders                 $                --
                                                                                            -------------------
               To Class B for applicable Principal Payment to the extent of the
               Class B Floor                                                                                     $                --
                                                                                                                 -------------------


         (f.)  To the Reserve Account:
               The amount needed to increase the amount in the Reserve Account
               to the Required Reserve                                                                           $       118,777.68
                                                                                                                 -------------------


         (g.)  Upon the occurrence of a Residual Event        the lesser of:
               (A) the remaining Available Funds and                                        $                --
                                                                                            -------------------
               (B) the aggregate amount of Residual Receipts included in
                   Available Funds                                                          $                --
                                                                                            -------------------
               To be deposited to the Residual Account                                                           $                --
                                                                                                                 -------------------

         (h.)  To the Issuers, as owner of the Pledged Assets, any remaining
               Available Funds on deposit in the Collection Account
               (the "Issuers' Interest")                                                                         $                --
                                                                                                                 -------------------

IV.      SERVICER ADVANCES

         (a.)  Aggregate amount of Servicer Advances at the beginning of the Collection Period                   $      1,812,625.92
                                                                                                                 -------------------
         (b.)  Servicer Advances reimbursed during the Collection Period                                         $         62,138.27
                                                                                                                 -------------------
         (c.)  Amount of unreimbursed Service Advances to be reimbursed on the
               Settlement Date                                                                                   $        283,132.25
                                                                                                                 -------------------
         (d.)  Servicer Advances made during the related Collection Period
                                                                                                                 -------------------
         (e.)  Aggregate amount of Servicer Advances at the end of the Collection
               Period                                                                                            $      1,467,355.40
                                                                                                                 -------------------
         (f.)  Amount of delinquent Scheduled Payments for which Servicer Advances
               were not made                                                                                     $                --
                                                                                                                 -------------------


V.       RESERVE ACCOUNT
         (a.)  Amount on deposit at the beginning of the related Collection Period                              $       1,978,325.58
                                                                                                                --------------------
         (b.)  Amount of interest earnings reinvested for the related Monthly Period                            $           9,356.90
                                                                                                                --------------------
         (c.)  Amounts used to cover shortfalls, if any,  for the related Collection Period                     $                 --
                                                                                                                --------------------
         (d.)  Amounts transferred from the Collection Account, if applicable                                   $         118,777.68
                                                                                                                --------------------

         (e.)  Balance remaining before calculating Required Reserve Amount                                     $       2,106,460.16
                                                                                                                --------------------

         (f.)  Required Reserve Amount needed as of the related Collection Period                               $       3,355,290.42
                                                                                                                --------------------

         (g1.) If (d) above is greater than (e), then excess amount to be
               transferred to the Series Obligors                                                               $                --
                                                                                                                --------------------
         (g2.) If (e) is greater than (d), then amount of shortfall                                             $       1,248,830.26
                                                                                                                --------------------

         (h.)  Amounts on deposit at the end of the related Collection Period (e minus g1)                      $       2,106,460.16
                                                                                                                --------------------

         (i.)  Is the Required Reserve Amount equal to the balance in the Reserve Account
               as of the related Collection period ? Y or N                                                                       NO
                                                                                                                --------------------
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
VI.      RESIDUAL ACCOUNT
         (a.)  Amount on deposit at the beginning of the related Collection Period                              $                 --
                                                                                                                --------------------
         (b.)  Amounts transferred from the Collection Account                                                  $                 --
                                                                                                                --------------------
         (c.)  Amounts used to cover shortfalls for the related Collection Period                               $                 --
                                                                                                                --------------------
         (d.)  Amount on deposit at the end of the related Collection Period                                    $                 --
                                                                                                                --------------------


VII.     ADVANCE PAYMENTS

         (a.) Beginning aggregate Advance Payments                                                              $         967,280.88
                                                                                                                --------------------
         (b.) Add:  Amount of Advance Payments collected during the related Collection Period                   $         683,346.14
                                                                                                                --------------------
         (c.) Add:  Investment earnings for the related  Collection Period                                      $                 --
                                                                                                                --------------------
         (d.) Less: Amount of Advance Payments withdrawn for deposit into Facility Account                      $         675,626.05
                                                                                                                --------------------
         (e.) Ending aggregate Advance Payments                                                                 $         975,000.97
                                                                                                                --------------------



         ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

         BY:                /s/ John Paris
                            --------------------------

         TITLE:             SR VP
                            --------------------------

         DATE:              04/12/00
                            --------------------------





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